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On October 4, 2017, The Procter & Gamble Company distributed the following communication and may in the future send or use the same or substantially similar communications from time to time:

CORPORATE PARTICIPANTS

David S. Taylor Chairman, President & Chief Executive Officer, Procter & Gamble Co.	Margaret C. Whitman Director, Procter & Gamble Co.

Jon R. Moeller Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

MANAGEMENT DISCUSSION SECTION

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

First, thank you all for coming here today. I know everybody is very busy [ph] else (00:04), so want to just express that our thoughts and prayers go to everybody who was impacted by the Las Vegas tragedy. We checked [ph] in to (00:11) everybody else has, to make sure that the family or loved ones or employees are safe. That’s certainly – they’re in our thoughts and our prayers. Jon?

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

So before we begin, I need to make sure all Reg G and forward-looking statement information will be available on our website, and proxy-related items are available on the SEC’s website, the shortest Reg G announcement ever from P&G. With that, I’ll turn it over to David.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Thanks, Jon. He had a big part of this. Welcome, thank you for joining us today, and I think you know Jon Moeller very well. My guess is you know very well Meg Whitman as well, a Board Member and the Chairman and CEO of Hewlett Packard Enterprises (sic) [Enterprise]. For those that are on the webcast, I’m David Taylor, the Chairman and CEO.

As the proxy contest [ph] scrolls to an end (00:57), I’d like to recap P&G’s view of where we are as a company and why we recommend against putting Nelson Peltz on the P&G Board. As many of you may know, P&G is in the middle of a transformation journey, which by any measure is beginning to yield positive results. Some brief perspective may be helpful to give you a sense of where we’ve been and what we can expect or what you can expect from us in the future.

P&G had a nice run for most of the last decade, but the beginning of this decade was more challenging. Significant changes in the competitive, consumer, retail, and marketing environment began to become apparent. P&G’s strategy was not keeping up with those changes, and the business and financial results were not satisfactory.

Several years ago, the management team and the Board began a transformation designed to reposition P&G to enable the company to meet the challenges of a changing world and return the company to delivering excellent business results. P&G needed to address the impact of several significant challenges. We needed to, and in fact, became our own activist.

Foreign exchange rates had become a major headwind for the business, a $14 billion or 20% top line impact and a $4.5 billion after-tax bottom line impact over a 4.5 – 4 to 5-year period. This led to negative gross margins in many of our largest businesses and ultimate to volume and market share losses as we priced to restore profitability.

Our multinational competitors, euro, pounds, sterling, or yen functional currency companies, we’re benefiting from global currency moves over the same period and therefore did not need to price as much due to their differential FX impact, leading to value issues and ultimately the share losses I just mentioned across a large number of brands.

Retail channels were being disrupted by e-commerce, enabling consumers to shop anywhere, anytime, and they were moving fast to online channels. This [ph] put world (02:56) pressure on traditional retail channels and our business there. Because consumers were spending much more time online, traditional ways of reaching them were being upended. We needed to learn new ways to market to consumers and will rapidly change in our marketing [ph] mixed in (03:11) digital. Technology advances, we’re enabling more rapid innovation cycles and faster consumer insights through big data and analytics.

Our second largest market, China, was undergoing a massive change to our premium products, which was a threat to our large predominantly mid-tier businesses. And our organization, which had grown in size and complexity via acquisitions during the growth period, had become too slow and bureaucratic. Jon calls this the thicket.

To address these challenges, P&G embarked on what is undeniably one of the largest transformations in our history. Today, as we work to complete this transformation, we are profoundly different company, much stronger, more profitable company than we were just several years ago. We are better positioned to win. We have built our industry-leading margins dramatically, lowering cost. Our operating margin is up 270 basis points over the last four years, 610 basis points on a constant currency basis. [ph] Rolls (04:15) have been reduced by 30%, profit per employee is up 45%, earnings per share has compounded at 11% on a constant currency basis.

We are transforming our supply chain around the world as part of another $10 billion cost savings program, enabling us to invest in the acceleration of top line growth while simultaneously building margins. We dramatically strengthened our portfolio, focusing on 10 categories down from 16, 65 brands down from 170. We are leaders today in these 10 daily-use categories where products solve problems and performance drives brand choice.

We are, by any measure, the innovation leader in these categories, creating and growing new businesses like Tide PODS, Downy Unstopables, Always Discreet and Radiant, and Oral-B Power. Innovation drives performance, which drives brand choice amongst all age groups, with Always, Tide, Downy, Dawn, Charmin, Gillette, and Crest among the market-leading brands with millennial consumers.

We have pivoted hard in digital marketing, leading the use of new media and advertising formats, allowing us to more effectively reach consumers and to build a meaningful e-commerce business with partners like Amazon, Alibaba, Tencent, and our omni-retailers. Our $3 billion e-commerce business is the largest in the industry. It grew 30% last year. We grew market share in 8 of our 10 categories online.

We have changed our organization structure and operating model to speed decision-making and improve accountability. We’re dismantling the matrix, and we’ve organized around 10 categories, whose leaders had end-to-end accountability for strategy and financial results. We strengthened our compensation system with a much clearer relationship between responsibility, result, and [ph] with reward (06:12) and have supplemented our store fleet’s successful talent recruitment and development process with best available outside hires. We dramatically and – dramatic and simplified our changes to P&G as we adapted to a changed world.

We are embracing the disruption, and we have used it to reshape our company to win in the marketplace. The progress is obvious and broad-based across countries and brands. The company met or exceeded each of the top line, bottom line, and cash objectives during the last fiscal year. We’re now holding a growing share in over 50% of our largest markets and over 50% of our largest brands. Sales in China, our second largest market, have improved from minus 5% in 2015-2016 to plus 1% in 2016-2017 into what we expect will be up mid-single digits in 2017-2018.

P&G’s total shareholder return has approached 30% over the last two years. We believe that shareholders will benefit from this transformation over the short, medium, and long term, sustainably growing the top line ahead of market, while simultaneously building our industry-leading margin position to deliver leadership levels of total shareholder return. We strongly recommend you give us this opportunity to finish this transformation.

The Board and management are fully aligned on the strategy and the transformation journey. We’re executing and we need to stay the course. We will continue to look for globally-experienced Board members who represent the next generation of leaders, as the world is changing fast, and new and different perspective is what we needed.

Digital perspective and big data analytics experience will be important, as our ability to use the new marketing vehicles in media will only accelerate as AI and machine learning become important value contributors. We will look to add CPG experience as well as specific knowledge in our categories like healthcare, and we will continue to build a board that reflects the consumers we serve with strong gender, age, and ethnic diversity.

Now, we respect and I respect Nelson Peltz as an investor. But after extensive due diligence, we do not think the choice to add Mr. Peltz to our Board is the right one. We need to stay focused and balanced, avoid distractions and move forward with a plan that is working. We need to approach board refreshment with a strong add in the future and capabilities and knowledge that will be critical to the success in the future.

The Board and the management team of this company are excited about the transformation journey and our future. We are on the road to meeting current and future customer needs with products that exceed their expectations and to deliver the business through financial results that you expect from P&G. We respectfully ask for your support as we transform P&G to thrive in a rapidly changing world.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

Thanks, David. We have collected questions from – throughout the investment community to reflect on with you today, and I want to start with that list of questions. The first one asks, do you believe Trian understands your industry, your company, your strategy, your structure?

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

I [ph] will for the first comment that having (09:34) met with him six times and many of you have talked to, when he first contacted us, we’re more than willing to talk to him, as we want to talk to any investor. I met with him six times. We’ve gone back and forth every 16 times. But what he most of the time talked about was food examples. They’re very different from the businesses we’re in. He also told me about food but did not spend much time trying to understand what we’re doing right now. So he hadn’t asked a lot of questions about our strategy. And I believe a lot of the information he have is outdated and informed by somebody that left the company many years ago. So, I do not believe he has the same understanding of food of our industries. And I think he’s projecting food onto our business. And we used to be in the food business. We exited those categories because they have very different dynamics.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

Next question. David, you said that our plan is working. Why, how do you know, what measures can you provide that indicate that progress is indeed being made?

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

And this is one we’ve talked many times, last year, we started the year with the previous year being 1% top line growth. We’ve finished the year meeting our ingoing guidance, and in time, the category slowed down. We beat our bottom-line guidance again with the categories slowing down because of the productivity program allowed us to offset $600 million of foreign exchange and currency [ph] hurts (10:56), and still deliver 7% core EPS growth and met our cash targets.

The other thing that I think is really important is there is breadth now, from just a few markets of our top 20 growing or holding share to now over half of them. And the China story to me is really important because China was our second biggest market, is still our second biggest market. And we’re at a position for a number of reasons. We addressed that. And when we addressed that, we went from the plus 5% – minus 5% to the plus 1% now to what we project will be plus mid-singles this fiscal year.

So there’s a lot of evidence of progress across many markets, many brands because both the organizational changes we’ve made and the leadership changes we’ve made have made a real difference.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

We’ve lost a lot of market share. Why is this, what have you done about it, and where are we now? And I’ll start here with something that I think is probably could be understood better and explained better. The FX impact we’ve talked a lot about on the bottom line. Those have a significant top line impact as well, $14 billion, 20% of our sales. But that’s just the translation impact of local currency sales into dollars.

We were faced in large markets where significant devaluations occurred was a basic choice. Take Russia as an example. So we have like $2 billion to $3 billion business in Russia. And overnight, as a result of the ruble going from, make it up, RUB 35 to RUB 70, we had negative gross margins across the totality of the business. And you really only have three choices when you find yourself in that position. One is to pack up your tent and go home, you left on the business. The second is to continue losing money and definitely – and all the more activity just causes you to lose even more money. Or third is to take pricing to restore your margin, realizing fully that as you do that, you’re going to lose volume and you’re going to lose share because of the dynamic that David described Procter & Gamble Co. (PG) Shareholders’ Meeting earlier, and the reality that our multinational competitors are euro, pound sterling, yen or functional currency entities.

So that’s one of the main drivers of market share loss, and I know, Meg, you and I have talked about that same dynamic in your experience.

Margaret C. Whitman

Director, Procter & Gamble Co.

I think what many investors fail to understand is that in my business, when we compete against United States companies, we all face the same foreign exchange problem. So it’s a level playing field. P&G faces mostly European competitors, and then in the diaper business and the skin business, they face Japanese competitors. So, it’s a double effect for them. They have the same challenges that any American company has but their competitors are advantaged.

And we saw this with the yen in Japan, in the printing business, Canon, [ph] Wilco (13:48) they all were very aggressive pricing into the United States market because of the weakness at the end. So it’s a double effect, but I don’t think it’s perfectly understood by the market.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

The only other thing I’d add [ph] in this one, we own (14:00) is in China, we didn’t have the right portfolio. And we didn’t have the right structure so we weren’t fast enough and we did not have premium or super premium items. We had to fix that. Into the team leaders that we have for each of the categories now has been working both to have the products to industrialize, put the capacity in place and the progress that you see, the minus 5%, plus 1%, plus 5% is evidence that that is working. And there’s a lot of work still to be done because until we’re growing share in each one of those categories, we’re not done. But that one was of our own doing and it’s being addressed and the results are showing across all categories.

A year ago we were growing sales I think at one or two of our categories. Sales, not share, just sales. We closed with the majority growing sales and some starting to grow share, and we’re on track to have the majority of our categories now, I think, in the trajectory we’re going to see share growth which is the real sign of winning versus the best competitors which virtually all of our competitors are in China in most of the categories we compete. But it’s evidence of the progress.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

And where is P&G on its digital journey?

Margaret C. Whitman

Director, Procter & Gamble Co.

Well, maybe I can take this one. This is an area of deep expertise from my background. I have to say, of all the very large companies in the United States and abroad, who are trying to change their mix to digital and using social and mobile. I have to say P&G has leading the way. They have pivoted hard to digital marketing, they are leading in new formats like video that actually are, in fact, advertising for the company but don’t’ feel like advertising. I’d like to reference that video Like a Girl, that has been viewed over almost I think 400 million or 500 million times.

And so if you think about that kind of advertising, I have to say I think P&G is leading the way. They have also built a very large e-commerce business with companies like Amazon, Alibaba and Tencent. And this is obviously the growth area, and that is a $3 billion business today that’s growing at 30% year-over-year. And I think your view is that will only accelerate in terms of size and growth.

And interestingly, in online, the shares are almost identical to what they are in offline. Often in online maybe your shares would be a little bit lower because it’s a new context for the company. They’ve done a remarkable job and the shares are almost identical online and offline, which I think really underscore how advanced they are from the digital marketing perspective. There’s always more work to do. This is a field that is changing at lightning speed with artificial intelligence and machine learning, but I have to say from where I sit in Silicon Valley and my many years in this business they are doing a remarkable job here.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

The next question asked that we comment on the portfolio redesign and the role of large and small brands within that, specifically the question states aren’t small brands driving all of the growth in your categories?

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

And this is one of the claims that Nelson Peltz has made that we need to deemphasize, the large brands that emphasize small brands. And while there maybe some categories where an additional area we need to cover, what is clear to me if I look at the transformation going on in the retail world, the fastest growing channels around the world tend to be e-commerce. And right now you’ll see limited selection, smaller format stores and urban areas, the two ways you see the fastest growth. And we need to win in all formats, but if you take those as an example, what’s winning in those kinds of environments, it tends to be the leading brand.

If you go to – and just as an example, if I went to Costco with a bunch of small brands or to any of a variety of limited selection, you’re not going to get in. What they want to have is the leading brand and a retailer brand, and that’s true of many limited selection formats across the world. You better be best because you’ve got to drive traffic and you’ve got to grow the category. You’ve got to be innovative and big enough that you will drive people into the category. So I think we’re actually well positioned.

And then e-commerce is the other one I hear about a lot. My goodness, the land of endless selection. And you go from most of our categories. In household goods what do you typically see? When you go to Amazon and look for laundry detergent, you go to Amazon or any – you can go to walmart.com, jet.com, target.com, whatever your choice is, for retailer, you tend to put in that category. And what’s on page one? It tends to be the biggest brand.

And how many pages do most consumers look at? There are maybe 50 pages of data. The vast majority of purchases are made on page 1 and then page 2. And if you do most of our categories, you can find our brands fill up the page 1, page 2 because we’re the leading brands, the most popular brands. So actually, I think we’re well-positioned there.

And the other thing is at times I hear we don’t have any new brands, and I have a very different view. We tested some of the ideas like Unstopables, it’s marketed under Downy. We tested this as a separate brand. It tested stronger using the strength of the equity of Downy. But Unstopables today is every bit a new brand, it’s $0.5 billion around the world growing double digit and it’s creating value. That’s something you want to have. Discreet, we launched into the adult incontinence category with Always being the parent brand. We tested this as a separate brand and it did better with Always on the package.

We’re in eight countries. We’re growing in eight countries. Last year we grew our Always Adult Incontinence business, the Discreet business, 40%. So we’ve got many areas that we’re serving, but new jobs to be done in innovation but we’re using technology often with brands that consumers trust. Be they millennials or experienced consumers in the categories, they want brands that solve problems. And performance is driving their decision, and P&G has the leading and the best performing brands in those two categories.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

So somewhat of a related question, what’s the state of innovation at P&G? And are your categories generally responsive to innovation?

Margaret C. Whitman

Director, Procter & Gamble Co.

So let me speak to that. I’m a member of the Innovation & Technology Committee from the P&G board. So I have seen a significant change in the pace of innovation and the pace of commercialization of innovation over the years that I have been on the board and particularly in the last couple of years under David’s leadership. And there’s a couple of reason for that, one is focus. Focusing on 10 categories as opposed to 16, all their R&D dollars are going against very focused categories where we are leaders.

The second is that pace of innovation. They are doing some very innovative things, but they are also quick to kill what I fondly refer to as science experiments if we don’t think there’s going to be a commercialization at the end, and at the same time are inventing not only new chemistries like Tide PODS which – some people think Tide PODS, this is simple. It’s actually not simple because you’ve got two different types of chemistry that have to coexist in a pod and that was a very difficult and innovative thing to do and it’s now an enormous business.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

[indiscernible] (20:59)

Margaret C. Whitman

Director, Procter & Gamble Co.

The other thing they have not forgotten about, there’s two kinds of innovation. There is what I would call product innovation. In the case of P&G, it often revolves around chemistry. There is also business model innovation. Think about subscription-based pricing models, having a relationship with a customer that goes beyond the purchase of that particular product, and my favorite example is Olay Skin Advisor.

You can take a picture of your face and send it to Olay Skin Advisor and they will take big data and analytics, they will evaluate your skin tone, where you need health, and they will then deliver you a beauty regimen of Olay that makes your skin and your face improve noticeably by pictures over a number of weeks. So this is actually business model innovation, as well as applying big data and analytics in an entirely new way to engage with customers. So listen, I’m seeing tremendous progress on innovation as a member of the tech committee.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

And what I’d add is one of the external bodies in the U.S., IRI, does a Pacesetters report every year. We were 5 of the top 10 in the U.S. this last year, 7 of the top 25, and that’s been true for the last five years. You have to add four of our competitors up to have the same number of positions in the top 25 innovations. So there’s a lot of examples of the innovation that we’re bringing to market that are building categories and addressing real consumer needs.

Margaret C. Whitman

Director, Procter & Gamble Co.

The other thing I’ve seen P&G do is someone else creates a category, they’ve now become a very fast follower, and with their go-to-market strength and advertising strength you might talk about the story of pull-up diapers.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Well, pull-on diapers, anybody that’s been around the diaper category for years, no, we weren’t doing well. We were far behind our competition in this, and there’s a lot of reasons that goes back into the – like 20 years ago. It became very clear around the world that pull-on diapers, not trainers as they are in the U.S., but pull-on diapers, it’s a substitute for taped diapers in many parts of the world.

Majority of changes today in places like India are pull-on diapers not taped diapers. So it’s clear we needed to win in that area, so we then devoted the innovators as well as the capital to build up a commercialization or rather the industrialization required to have the capacity.

Today, we’re number one in the world in pull-on diapers. In China, we’ve moved from number five two years ago, to number one in China. And so I think we’re actually well positioned in the fastest growing segment in the diaper category, with the technology that’s superior in winning across the world. So there are areas we got behind. We faced it, we innovate, we build out the capacity, then we go to market in a way that allows us to win and it’s working.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

Switch gears a little bit here. What’s the right organization design, and why isn’t the holding company [indiscernible] (23:45) structure, in your view, not optimal?

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

For those who’ve been around our company for many years, we’ve had aggregated business units in all kinds of different configurations. We used to have – when I was the president, we had four vice chairs, which – he’s got three that he proposed. We can put in two, you can do three, you can do four. What we wanted and what we chose to do was to have each president own their category. Be expert in their category, to be responsible, knowledgeable and accountable.

We could aggregate them, but you’ll add another layer. It’s going back to what we had several years ago. It doesn’t improve accountability, it adds bureaucracy. 10 that are fully accountable that have P&L responsibility for innovation, brand building, all the way down to the decisions that they can make on what level of resource and to what channels they want to cover and go to market. That to me has given each of those individuals the decision space and the accountability to win in their categories, and we’re seeing the difference. I don’t think it makes sense to aggregate into other groups, although you can do that, it just adds some additional structure. I don’t think it’s needed right now.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

Certainly, we spend a lot of time looking at different organization structures. We probably looked at all of them. And there’s a significant amount of cost that potentially gets added to as we disaggregate the company. In the extreme, we looked at the scenarios of breaking the company up into three pieces, and our estimate is that there’s $6 billion to $8 billion of cost to synergy that’s associated with that, both before tax and after tax.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Can I just – one of the question that – this specific topic, it’s been challenged. Get rid of the markets all together just go to three aggregated business units. And the synergy that Jon talked about – but I want talk about – one of the benefits because they get rid of the SMOs that are called, the sales and marketing organizations. We just got the advantage monitor, which is, I think it’s, I don’t know, 600 or 700 customers around the world, rate the manufacturers, the top 30 manufacturers in 27 countries.

The last two years since we’ve made this change, P&G is ranked number one out of a list of suppliers that includes Beiersdorf, Coke, Colgate, Danone, Henkel, J&J, Kimberly-Clark, L’Oréal, Mars, Mondelēz, Nestlé, Pepsi, P&G, Reckitt, SCJ, and Unilever. Number one. This year we extended our advantage by number two from 2 points to 10 points. There are seven categories they evaluate. P&G was number one in all seven. Why does that happen? We’ve got influence and capability that can go against the customer, and then the majority of the people in the organization are aligned by category. The reward system is now aligned by category different than two years ago.

So to me, we’re getting the best of both worlds. We’ve got fully accountable and aligned business units, 10 of them, and then a small group that ensures that we have the connection with the customer and can do some things that you’d want to scale. Supply and service, P&G is number one globally. I don’t want to replicate that 10 times. We can take the P&G goods that go to a retailer and take advantage of that.

So there’s some real scale advantages. If it’s a category-facing or category-specific, it’s in the GBU, their decision. If it’s P&G and aggregating them, we have a small group of people that are giving us real advantages, both in our influence and our ability to work with whether it’s government or regulators, or with key customers, and there’s a great external metric of the customers evaluating our competitive set and saying P&G is the best in the world.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

So a related question on organization. [ph] Triumph (27:26) suggests that P&G is too insular to win in today’s fastchanging world. Thoughts?

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

You want to start and then I’m happy to add?

Margaret C. Whitman

Director, Procter & Gamble Co.

Sure. Many of you may not know I actually started my career at Procter & Gamble. And I think that may have been true of the company 20 years ago, maybe even 10 years ago, but increasingly they are adding outside hires in key roles. So the General Counsel, the CSO, the CIO, the brand new head of North America healthcare comes from outside the company. And they’re also doing, I think, a very good job of interacting fast in the environments, whether it’s in Silicon Valley, the digital environment. And so I as a board member, I see a big change in – from P&G-think to being very business savvy globalists. And so I would say that is not the case. I will also say from the board, that is the opposite of the case. We’ve got many industries represented, sitting CEOs, retired CEOs, leaders in the industry, and we bring, I think, a very robust view to the company from the outside.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Yeah. And the other thing, I’d use that same advantage [ph] mantra (28:35), another one where we got all of our customers, we can divide all the companies across a range of metrics. And again, in that one, P&G is not only number one but in countries where we’re having challenges, I’ll take Canada as an example. Two years ago, we are number 23. A year ago we are number 7. This year, we’re number 2, moving up in every category. One by one were addressing the issues where we weren’t listening and responding to key external stakeholders, customers is a key one.

We want to start with the consumer metric for brands, and now we have clear line accountability for each of the 10 business units. We want to be customer-centric as a company. We’ve got that and got good affirmation. We’re making progress and we’ll work on that every year. And then on technology, we’ve made and continued to make alliances with a variety of external bodies including work that Meg has helped, and [ph] Scott (29:22). And now we’ve got an additional person that’s out in Silicon Valley to help us with connection for some of the leading innovators that can help us for the future. So we see accessing talent and accessing capability wherever it’s needed and wherever its available. And I think our structure enables that, and the choices we’ve made to be more external facing is showing up and it’ll show up over time even more and more in the results we deliver.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

And I’ll just speak to for what it’s worth to my areas of responsibility, and I know on our conversations about the line roles well. We need and want best available. It’s not about inside or outside, it’s best available, and we’re fully committed to do exactly that. Meg, what about the board? Are the right experiences represented? Has the board been an engaged one? Why has it apparently struggled with CEO succession? And as part of that, how do you know that David is the right person?

Margaret C. Whitman

Director, Procter & Gamble Co.

Yeah.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

You want me to leave the room?

Margaret C. Whitman

Director, Procter & Gamble Co.

So I think we have a very structured nominating and governance process about how we add board members. Every board seat is a precious commodity. And four years ago, we really started the process of what are the skills that we need on the P&G board, and then recruiting individuals to fill those specific needs. And I think we have built a world-class board, as I said, with different industries, transformation experience, innovators, large companies, small companies across the board. This is also a very engaged board. I read somewhere that Mr. Phelps thought this board maybe wasn’t engaged. We were sitting CEOs and how could we maybe have the time to put into P&G.

The board attendance is over 92% or 95%.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

[ph] 95%. (31:16)

Margaret C. Whitman

Director, Procter & Gamble Co.

We are there. We are engaged. Often, I will come or Scott Cook will come or another board member will come a day earlier to the board meeting and sit with the category that is challenged on a business model innovation or a strategy issue that we engage on. So this is one of the most engaged boards that I’ve seen, and I’ve probably been on 10 boards in my professional career. This is a world-class board. There is no question about it.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

And the question also asked, has the board struggled with CEO succession?

Margaret C. Whitman

Director, Procter & Gamble Co.

Good. So, we, as a board – as David mentioned in his earlier comments, the decade of 2000 to 2010, by all accounts was a very successful decade for this company under A.G. Lafley. Yes, 2008 hurt the company as it did – the recession of 2008 hurt the company like most companies. And then A.G. decided to retire and the board chose Bob McDonald. That was probably not the right board choice and we acknowledged that. And when we knew we had a challenge, we did the most difficult thing that boards have to do which is change. Changing the CEO is not the easiest thing to do because there’s tremendous disruption.

And so, what we did is we asked A.G. Lafley to come back to steady the ship, get the company back on track while we looked extensively internally and, by the way, externally for the right CEO candidates for P&G. And we took our time to do this well, and that was one of the best reasons to bring A.G. Lafley back. It gave us some time and he began the cost reduction program and he began the portfolio rationalization.

We ultimately selected David, and we think he’s doing a fantastic job. All you have to do is look at the results in the last two years under David’s leadership. I think it is really hard to argue that the company is not on the right track. You delivered the results you said you would deliver last year. And so my view is we got it wrong but we fixed it, and obviously succession planning is one of the things that we take most seriously as a board.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

And maybe somewhat relatedly, two questions that have been asked on compensation.

Margaret C. Whitman

Director, Procter & Gamble Co.

Yeah.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

Are you overpaying the executive group? And are your going forward targets aggressive enough?

Margaret C. Whitman

Director, Procter & Gamble Co.

Yeah. So let me speak to that because I also happen to sit on the compensation committee. So when you look at the proxy, you look at target compensation for every American company. That is not the same as delivered compensation. And I don’t think this is well understood by certainly the media. They look at the proxy and say, okay, well they will get paid whatever the number is in the proxy statement. But actually, if you look at delivered pay, i.e. pay for performance over the last number of years at P&G, the average payout has been 61%. It’s ranged to 80% down – lower than 61%, but the average is 61%. So we have actually paid for performance. The performance has not been up to par as David said in his opening remarks, and the management team actually did not get paid their targets for either their long term or short term compensation.

So we think our pay for performance system is working. I have to say David led a view of this which is how do we tie accountability closer to those category leads. And now starting last year, those categories are paid differentially. So, if you have a great result in diapers but not a great result in shampoo, those category leads get paid very differently and it used to be more of an average payout based on the performance of company, now it’s directly tied to the performance of the category.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

And now on the next level, we’ve gone to over a 100 different bonus pools. And just to give you a sense of the range of differences, and this is – it is very appropriate. SK-II group has been one of our best performing businesses in the company in the last several years. It was part of the broader skin business and beauty business when those aggregated the skin, and at one time skin and beauty that we’re getting below 100 index even though they had fabulous results. This last year, they’re double digit top, double digit bottom. Their payout was 200%, others got as low as 50% of the target. So dramatically lower and very much higher as appropriate based on the results. And it’s been motivating and eye-opening. It’s the first year we had the payout, they just received its September for the fiscal 2016-2017completed year. And we’ll continue to consider what are the other things we can do to continue to tie one’s work to the rewards they say. Makes, to me, good sense and very motivating.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

Just maybe a short human interest story on this topic before we move to going forward type interest. I remember the first year that my compensation information was included on the proxy. My wife also works for the company and I didn’t think anything of it, but I went home the day that the proxy was published and my wife very uncharacteristically was standing at the front door. And I thought something was wrong with one of our family members and then I saw the proxy in her hand. And I walked up to the door and I kind of [indiscernible] (36:22), what’s the matter? And she said, Jon, where did all that money go? Well, it’s not in our bank account. But Meg, maybe you can talk about the expectations going forward.

Margaret C. Whitman

Director, Procter & Gamble Co.

Yeah, sure. So the expectations that are built into the targets for 2018 are around share gain, continuing to grow share gain in share in a number of categories, more than 50% of the countries and 50% of the category. So there’s share gain built in and the expansion of industry-leading margins. So our view is, in the second or third year of this journey under David, we’ve set pretty aggressive targets here. But you also want to set targets that the team has a good – not a good chance, but at least a 50% chance of hitting because you want this organization to win. And my view is these targets are aggressive. I think we will be super pleased if they gain share, grow revenue, and expand margin across the portfolio building on last year’s success.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

So switching gears again, have you and the board done sufficient diligence on Mr. Peltz as a board candidate, or has he just been dismissed out of hand?

Margaret C. Whitman

Director, Procter & Gamble Co.

Yeah. Or do you...?

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

You guys go ahead...

Margaret C. Whitman

Director, Procter & Gamble Co.

No. Go ahead.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

I’ve met with him six times. I find it hard to really understand the thought that we weren’t open to listen. Because when it first became apparent and he filed the forms and we were notified that he’d taken a position in P&G, we said, good. Another investor, that’s a good thing. And he contacted the company. I remember talking to him and he said, I’d like to meet. We said absolutely. Jon Moeller and I flew out to New York and met with him. We spent time with he and I think it was Ed Garden the first meeting and listened to his thoughts.

He shared a good bit about his background and took me through some of the things from his early days in American Can, all the way through Snapple and other experiences he’s had in the food industry and talked about his successful track record as an investor, primarily in his food industry experiences.

In that meeting, at the end of the meeting, he asked about a board seat. So before he asked any questions about the company and the strategy, he asked for a board seat. But we said, we would do more research, and certainly we left. I started talking with board members. Board members started contacting their contacts just as you do at any time you’re in consideration of a board member.

Jon and I went back a few weeks later and met with him again, listened to him, talked to him, mainly listened to him and got the review of the businesses again and reiterated his push for a board seat. Also said some things that became some of the early concerns. He said, I think you ought to consider moving some of your global business units out of your headquarters. And Jon asked specifically, where do you want to move them. And he said, anywhere, just move them away from the headquarters.

At this point, I think that time, he hadn’t yet shared his white paper was to move – separate to be more independent and probably for clearer accountability and not influence this much of a center. But I remember, Jon, you pushed and said, that’s going to cost a lot of money. You can de-scale the company and it’s very disruptive to move people, to move organizations out of markets. You lose some people, it’s a high cost, but his push was, you ought to at least consider that.

After that and listened to a number of these ideas because he did talk on the bureaucracy and the move faster at which tried to address that we’re making those changes and had made them and we’re starting to see meaningful results. I invited him to speak to my entire leadership team, so all the presidents and function heads, and he took me up on the offer and spent time and shared his thoughts with the leadership team. Following that, he asked to meet with a board member, and so we set up a meeting with myself and Jim McNerney. All during this time, we talked in board meetings and they’ve been doing research.

We had a discussion there, and in that meeting, he then again reiterated the basis for him wanting the board seat. And at that time when he said it, we didn’t think it was right at this time because of where we were in the transformation. And Meg, you can talk about when is it maybe helpful to have an activist, but we said it wasn’t right. And then he said, you’ve got to give me something for my investors. And I know his model is different than many, the [ph] two twenty (40:29) model, the hedge fund model. But I do think it’s important that we – that I and the board are representing all shareowners and not trying to do something overly quick that may not be in the best interest maybe even longer term.

People have 5-, 10-, 15-year time horizons, and I think that’s one of the reasons he also, in one of the early meetings, suggested, made the comment that corporate R&D is a hobby. And my view is it’s anything but a hobby because it underpins many of the innovations that have turned into big successful global brands and the processes that allow to make those effect to cost.

So throughout this process, both myself and the entire board did a rigorous investigation because we want to take them seriously, certainly had a very good track record. I respect Nelson Peltz, I respect his track record as a very successful investor. But we concluded after a lot of homework, and frankly, of all the people that I’ve talked with, they said, you ought to listen to him. None of them recommend to me, if I were you I’d put him on your board.

They said listen to him, and we continue to listen to him and my last meeting with him, and I’ve had six in-person meetings, but I’m happy to continue to meet you. I’m also happy to continue to – and Jim McNerney offered to have you talk to the board on a periodic basis, a member of the board, if you think it would be helpful. But at this time, we want to stay focused on our transformation. And you’ve had activists in your company.

Margaret C. Whitman

Director, Procter & Gamble Co.

Yeah. I mean, I’ll just add one thing. The board is not against activists. A number of us have had activist on our board and it’s actually been a positive experience. But I would say there’s a couple of things. One is, what is the timeframe that that activist comes in at? The activist that I had in HP stock came in at the beginning of the turnaround, and had a playbook that was actually quite helpful to us thinking about the turnaround. This transformation journey is well underway, and so I don’t actually think this is quite the right time.

The second is, is there are some alignment on the vision of what the company ought to look like. And in my case, and I know Frank Blake’s case, there was quite a bit of alignment of what we wanted to try to accomplish. I would say the alignment is not quite right here in that, I think Mr. Peltz would like to have three major business units, basically cut corporate R&D, and do some things that we think are not in the best interest of actually the short or the medium or the long term. So it’s not actually about activists, it’s about the right board member at the right time.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

So somewhat related, a couple questions here. Each of the major proxy adviser services have made recommendations in favor of Mr. Peltz. Why shouldn’t we vote with them, and it’s just one person on the Board, what’s the harm?

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Why not? In some degree, I think there was a why not recommendation. [indiscernible] (43:13) and I’m sure you’ve read through the ISS recommendation and the Glass Lewis recommendation. In the ISS recommendation, while we disagree with their conclusion, there’s a lot of statements to me that are very instructive, and frankly, one of the reasons we’re doing this and many of the – all of the investor meetings we’ve done is many of our investors have their own governance in both their own shares, and we wanted to make sure we at least told our side of the story, so they understood the strategy and the transformation program.

But if you look at the ISS publication, some of the things that I think they’ve stated, and I very much agree with, and some of them I’m going to repeat [indiscernible] (43:43) the ISS deck, current management has taken appropriate steps to optimize the company to a core portfolio which is able – it is able to manage profitably. Management has begun to reduce organizational complexity, and portfolio optimization efforts are delivering positive results. So it’s just the improvement in ROIC.

It is clear that the current leadership team initiatives are beginning to bear fruit, even against a weaker global consumer market and challenges outside of management’s control. The [ph] fourth (44:13) initiatives undertaken by our leadership team appear to have reversed a prolonged fury of underperformance and are beginning to drive positive return to shareholders.

It also pointed out some risk that I think are very appropriate to consider. It is possible that the optimal organization structure is much closer to P&G’s current form than the Trian’s proposed holding company with three global business units. They also go on to say, though the dissident has indicated that it is not advocating for the breakup of the company, the word ever is conspicuously absent from the statement.

Shareholders must therefore assess whether Peltz is essentially a wolf in sheep’s clothing as the Board suggest based on their view of the intentions and track record of the activist. And then, [ph] have (45:01) look at that, I think we’d recommend a plan that is showing progress and worked the latter part of the transformation. I think many of their points I agree with. But I don’t think that why not is the right standard. We have an objective of getting the absolute best board members. And I think the last individual we brought to the Board was an illustration of finding somebody, an Amy Chang, that has skills and abilities that will help us transform the company for the future. She brings applied technology in our industry skills. She brings fast cycle innovation skills. She’s a digital native, and to be along with Meg and Scott, give us a lot of insight into the fast-changing technology and how to apply it in our industry.

There’s many other people we’re now vetting. And so, to have them come in and say, because I’ve taken a position in your company as my business model, we don’t think that ought to be the right criteria and we think why not? It’s not the right governance standard. We will listen to him. I respect him, but I also believe it’s not the right time, and he’s not the right person for the P&G’s Board today.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

And I’ll try to wrap it up here, and I will take a couple questions, if we have time. What can we expect from P&G going forward? What does success look like?

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

In my mind, success looks like P&G’s back to growing share in the categories we compete in. In my mind, it looks like P&G gets back to the kind of shareholder return you all expect to have at P&G. And to me, we’re well on our way of doing that. We made sequential progress last year. You look over the last couple years to me, my hope is you’ve seen meaningful change in almost every element of our business plan. The transformation is making a difference right now, and we’re starting to see the kind of results that at least give you indication that P&G is back on track. We want to stay the course.

Margaret C. Whitman

Director, Procter & Gamble Co.

Yeah, and I would just add from a compensation and board perspective, it’s about margin growth and market share growth. So you have to grow market share while you expand margins. The top line needs to grow ahead of the markets in which the company participates, mid to high-single core EPS growth over the next three years and continued strong cash flow and continued return to shareholders.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Perfect.

Margaret C. Whitman

Director, Procter & Gamble Co.

....from a capital allocation perspective.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Agree with that. Agree with that.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

So I know David has a few closing remarks. But before we get to those, are there any questions from the room here and [ph] Jon (47:24) has a microphone. [ph] Sean McMillan (47:26) here on the front.

QUESTION AND ANSWER SECTION

Q

Thank you. Just a quick comment and a question.

A

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Okay.

Q

It’s disappointing to me that it’s [ph] all come to there’s (47:39) a lot of money spent, and Nelson refused to have anybody but Nelson represent them. It seemed to me there should have been some common ground worked out where you could have – and it worked so well with Pepsi. But Meg, I do think, attendance is one way to show engagement but this – it’s just a very limited way. These are a lot of ex-CEOs that may not be thinking of Procter & Gamble day-to-day-to-day, walking Costco, not seeing Pampers.

A

Margaret C. Whitman

Director, Procter & Gamble Co.

Yeah.

Q

Can you just – it’s a hard...

A

Margaret C. Whitman

Director, Procter & Gamble Co.

Sure.

Q

...but talk about the engagement day-to-day?

A

Margaret C. Whitman

Director, Procter & Gamble Co.

[ph] Nelson (48:15) so let me give you some color on that. So, yes, attendance is one area but we are actually quite engaged. I mentioned that a number of us come in a day early to engage on a particular problem. The Dollar Shave Club was one, was what’s Gillette’s response going to be to that, how could we out-innovate the Dollar Shave Club to get into that business model innovation?

Another area is we do, once a year, we are out in the markets, and whether that is global markets or in the United States, and we walk the floors with the sales team of Costco, of Safeway, of Wal-Mart, of Target, and so we’ve got a quite a good sense of the retail environment and the challenges. Each board meeting is also the subject of a particular – David does a very nice job, often when you’re the CEO, board meeting can be death by PowerPoint. This is – and it is all good news. David has done a remarkable job of turning this [indiscernible] (49:09)...

A

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

[indiscernible] (49:09).

A

Margaret C. Whitman

Director, Procter & Gamble Co.

Well, [ph] and now we’re off (49:11) here’s the things that are going well and here’s the things that we need help with, whether it is e-commerce, whether it’s digital innovation, whether it’s business model innovation. And so there’s a lot of give and take. This is not a presentation from management to the board where we sit there, we have a cup of coffee and lunch and go home. There’s a lot of dialogue here.

And as I said, I’ve been on 10 different boards in my career, this is one of the most engaged boards that I have been on. And the key is, how do you set up an environment where the board can interact as opposed to be presented to. And I think David, you’ve done a very nice job in that. So I’d say this is – we’ve got a lot of texture and a lot of color on this as well. Also, when we travel overseas for our own businesses, we will often stop in and spend a half a day or a full day at the Procter & Gamble unit in France, Germany, Italy, China, et cetera.

A

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Yeah. And I’d just say because we end up planning those, our investor has been in Singapore recently, Scott Cook has just sent me a note. He’s going to be in – I think it’s Hungary or Czechoslovakia and said I’m going to be there, I’d like to take part of – when he’s on vacation, I’d like to take a day. Can I go with your salespeople? Can you set something up? We’ve had another director in Japan.

So, one, to me – one of the advantages I have, I do have CEOs that are former CEOs that travel a good bit and they’re very engaged in P&G. And I get two more very specific examples just to address the point. As we are looking at the retail transformation, we asked Terry Lundgren, who’s dealing with a very difficult retail transformation, he’s now retired but the CEO and

Chairman of Macy’s. And Frank Blake, who, to me, has another view through the home improvement channel on ideas for P&G to think about. Where do you think we’re going to get disruptive through that lens of a retailer and how should we approach both small and large brands? What is the role of our brands?

And also, one of the things that Frank [ph] lay here from (51:00) every retailer and they just reinforced it. There’s two things we expect of companies like P&G, you better grow the category in P&G, you got to get after penny profit for the retailer. You’ve always had your big brands, you fill the baskets, you drive traffic. Penny of profit, you’re not going to be able to use that story. You’ve got to be able to do both. And so, I think they bring a very hard-nosed view on what we need to hear in retail channel.

Most recently in the information security, we’ve had Meg, we’ve had Scott, and now Amy Chang has been excellent to come look at some of the things we’re doing right now [indiscernible] (51:33) get in. And we’ve had the [ph] white hackers (51:36) come in. But separately you have somebody that’s a digital native that came out of years at Google, then she’s got her own company and working with an incredibly talented group, challenging our group, which I think is excellent.

A

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

All right. Time for maybe one more, [ph] Catherine (51:51)?

Q

So you mentioned additional skill sets that could complement the board. Is there a strong timeline or a timeline you can share for adding those capabilities?

A

Margaret C. Whitman

Director, Procter & Gamble Co.

Sure. So, there is a retirement age rule at P&G at 72, right?

A

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Yeah.

A

Margaret C. Whitman

Director, Procter & Gamble Co.

And so, we have three Board members that will be approaching either 72 or 18 years on the Board. And either of those triggers require a retirement of the Board member. And so, in the next 18 months to 2 years, we’ll have three open positions. And what we’re looking for is next-generation leadership. The world is changing incredibly fast. So we need to have the next generation of leaders on this board.

Digital, AI, big data and analytics, retail transformation experience like Terry Lundgren has been incredibly helpful, and then people who have transformed companies, I think, are still very relevant with the challenges that P&G faces, most big companies in the United States are facing. And so, how one is attacking that problem, how one’s managing transformation, I think, could be helpful to the Board.

A

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

And I’d add another one that we’ve heard from investors is additional CPG experience.

A

Margaret C. Whitman

Director, Procter & Gamble Co.

Yeah.

A

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

So that’s been added and we’ve already vetted names. And so, there’s a lot of effort, and frankly, it’s been ongoing for both myself and members of the Board generate names and we’ve had an outside executive firm, executive search firm help us. That’s where we found Amy Chang. And we are in the vetting process on a number of people. But we’ve identified areas that we think are critical to the future of this company, and I think that’s a good criteria in finding the best person. A why basis to pick somebody, not a why not basis to pick somebody.

A

Margaret C. Whitman

Director, Procter & Gamble Co.

The other criteria that is on the list is global executive. We have 60% of the business of this company is outside the United States, 65...

A

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Yeah. [indiscernible] (53:36).

A

Margaret C. Whitman

Director, Procter & Gamble Co.

...percent is outside the United States. The ability to work in diverse markets around the globe, understand the difference between India and China and Korea and Japan, which are all APJ. APJ is a set of incredibly diverse companies. And so, global experience, I think particularly from Asia, would be helpful to us.

Q

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

So with that, David, any closing remarks for the Group?

A

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Closing comments. The Board and management are fully aligned on the strategy and the transformation journey we’re on. We’re executing it and we plan to stay the course and we believe we need to stay the course. We will continue to look for globally-experienced board members who’ll represent the next generation of leaders, as the world is changing fast in new and different perspectives we needed. As I mentioned, we’ll look to add CPG experience as well as knowledge in specific categories. Healthcare, we lost Dr. Sue Desmond-Hellmann because she decided to devote more of her time to the Gates Foundation. So we can see that as another opportunity to bring that under the board.

We’ll continue to build a board that reflects the consumers we serve with strong gender, age, and ethnic diversity. After extensive due diligence, and I really mean that, and times people say differently, we do not think the choice to add Mr. Peltz to this Board is the right one. We need to stay focused and balanced, avoid distractions and move forward with the plan that is working. We need to approach board refreshment with a strong eye to the future and the capabilities and knowledge that would be critical to our success.

The Board and management team of this company are committed to the transformation journey and to our future. We respectfully ask for your support as we transform P&G to thrive in a rapidly changing world, and I do close with thank you very much for all those on the webcast that listened and all those that came today. We appreciate your support and willingness to listen to the stories. Thank you very much.

Jon R. Moeller

Vice Chairman & Chief Financial Officer, Procter & Gamble Co.

We remain very much available between now and the October 10th to answer any questions and provide perspective that’s helpful to you. And I echo David’s thanks for your time and the diligence that you’re all putting into this situation. It’s very much appreciated. Thanks.

David S. Taylor

Chairman, President & Chief Executive Officer, Procter & Gamble Co.

Thank you.

Operator: Ladies and gentlemen, that does conclude today’s conference. Thank you all for your participation. You may now disconnect.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2017 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.pginvestor.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.